UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

DIGITAL ANGEL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 455-1621

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2007, Digital Angel Corporation, a Delaware corporation (“Digital Angel”), Applied Digital Solutions, Inc., a Delaware corporation (“Applied Digital”) and Digital Angel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Applied Digital (the “Acquisition Subsidiary”), entered into Amendment No. 1 to Agreement and Plan of Reorganization (“Amendment No. 1”). Amendment No. 1 amends the Agreement and Plan of Reorganization (the “Merger Agreement”) dated August 8, 2007, pursuant to which the Acquisition Subsidiary will be merged with and into Digital Angel, with Digital Angel surviving and become a wholly-owned subsidiary of Applied Digital (the “Merger”).

Amendment No. 1 provides that the unaffiliated vote required to approve and adopt the Merger Agreement is the affirmative vote of a majority of the votes cast at the Special and Annual Meeting by holders of Digital Angel common stock, other than Applied Digital and its affiliates, rather than holders of a majority of the outstanding shares not held by Applied Digital and its affiliates. As a result, in order to complete the Merger, the holders of a majority of the outstanding shares of Digital Angel common stock and the holders of a majority of the votes cast by holders other than Applied Digital and its affiliates must approve and adopt the Merger Agreement. Since Applied Digital owned as of the record date 55.6% of the outstanding shares of common stock of Digital Angel, the first vote requirement, which meets the legal requirements of the state of Delaware, has been met.

A copy of Amendment No. 1 is attached as Exhibit 2.5 to this Current Report on Form 8-K. A copy of the Merger Agreement was previously filed on August 9, 2007 as Exhibit 2.4 to Current Report on Form 8-K.

Item 8.01 Other Events.

At the Special and Annual Meeting of Stockholders held on November 27, 2007, Digital Angel adjourned the meeting to give stockholders additional time to consider the proposal to approve and adopt the Merger Agreement to 10:00 a.m., Eastern Standard Time, on December 7, 2007 at Digital Angel’s offices at 1690 S. Congress Avenue, Delray Beach, Florida.  However, in order to give stockholders additional time to consider Amendment No. 1, Digital Angel intends to hold the December 7, 2007 for the sole purpose of adjourning the meeting. The reconvened meeting will be held at 10:00 a.m., Eastern Standard Time, on December 21, 2007 at the Renaissance Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida, to consider the proposal to approve and adopt the Merger Agreement, as amended. The record date for stockholders entitled to vote at the reconvened meeting remains September 28, 2007.

A copy of the letter to stockholders regarding the adjournment and Amendment No. 1 is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.5	Amendment No. 1 to Agreement and Plan of Reorganization, dated as of December 4, 2007, by and among Digital Angel Corporation, Applied Digital Solutions, Inc., and Digital Angel Acquisition Corp.

99	Letter to stockholders dated December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
Date: December 4, 2007	By:	/s/ Lorraine M. Breece

	Name:	Lorraine M. Breece
	Title:	Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

2.5	Amendment No. 1 to Agreement and Plan of Reorganization, dated as of December 4, 2007, by and among Digital Angel Corporation, Applied Digital Solutions, Inc., and Digital Angel Acquisition Corp.

99	Letter to stockholders dated December 6, 2007.